SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                April 30, 2002
                    (Date of the earliest event reported)

                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

        0-17237                                            36-4147027
  (Commission File Number)                              (I.R.S. Employer
                                                       Identification No.)


        4501 West 47th Street
            Chicago, IL                                       60632
 (Address of principal executive offices)                  (Zip Code)


 Registrant's telephone number, including area code:  (773) 890-1010

 ITEM 5. OTHER EVENTS
 --------------------
 Home Products International, Inc. issued a press release attached hereto  as
 Exhibit 99.1 on April 30, 2002.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
 ------------------------------------------
 c) Exhibits

    99.1 - Press release issued by Home Products International Inc. dated April 30, 2002.

                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Home Products International, Inc.

                              By:  /s/ James E. Winslow
                                 -------------------------------------
                                       James E. Winslow
                                       Executive Vice President
                                       And Chief Financial Officer


 Dated:  May 2, 2002

                                EXHIBIT INDEX



 Exhibit Number      Description
 --------------      -----------
    99.1             Press release issued by Home Products International,
                     Inc. dated April 30, 2002.